EXHIBIT 10.23

AMENDED SETTLEMENT AND LICENSE AGREEMENT

This AMENDED SETTLEMENT AND LICENSE AGREEMENT (together with all Exhibits attached hereto, the “Agreement”), is made and entered into as of the date last executed by a Party (“Amendment Effective Date”) and amends and restates that certain Settlement and License Agreement dated May 14, 2010, by and among Microsoft Corporation, a Washington corporation (Microsoft Corporation together with its Affiliates, “Microsoft” as defined below), on the one hand, and VirnetX, Inc., a Delaware corporation (VirnetX, Inc. together with its Affiliates, “VirnetX” (as defined below), on the other hand.  As used herein, “Party” refers to any of VirnetX or Microsoft individually, and “Parties” refers to VirnetX and Microsoft, collectively.

RECITALS

A.	SAIC and VirnetX, Inc. have accused Microsoft of infringing U.S. Patent Nos. 6,502,135 B1; 7,188,180 B2; 7,490,151 B2; 7,987,274 B2; 7,418,504 B2; and 7,921,211 B2 (the “Patents-In-Suit”) in actions filed in the U.S. District Court for the Eastern District of Texas (“the Court”), designated Civ. Action No. 6:07CV80 (LED), Civ. Action No. 6:10CV94 (LED) and Civ. Action No. 6:13CV351 (the “Actions”).

B.	Microsoft Corporation has denied any such infringement of the Patents-in-Suit and challenged the validity thereof. Microsoft has also challenged the enforceability of the Patents-in-Suit and raised other defenses.

C.	Microsoft admits no liability with respect to any of the claims asserted in the Actions.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.	Compromise Only. This Agreement is entered into for purposes of settlement and compromise only. Nothing contained in this Agreement, or done or omitted in connection with this Agreement, is intended as or shall be construed as an admission of or by any Party, or on behalf of any Microsoft Released Party (as defined below), of any fault, liability or wrongdoing whatsoever, or an admission of or by any Microsoft Released Party that any Licensed Patents (as defined below) are infringed, valid, or enforceable.

2.	Definitions.

“Licensed Patents” shall mean (a) all patents and patent applications worldwide, now or in the future, that are owned (in whole or in part) or controlled by, or assigned to, VirnetX, Inc. or any entity that, as of the Amendment Effective Date, Controls,  is Controlled by, or is under common Control with VirnetX, Inc. (including, without limitation, the Patents-In-Suit and the patents and applications set forth on Exhibit A); and (b) all patents and applications related to such patents and applications (including, without limitation, originals, divisionals, provisionals, re-exams, re-exam certificates, extensions, reissues, counterparts, parents, continuations, and continuations-in-part) in all countries of the world.

“Microsoft” shall mean Microsoft Corporation and its Affiliates.

“VirnetX” shall mean VirnetX, Inc. and its Affiliates.

“Effective Date” shall mean May 14, 2010.

“Affiliate” means any entity that Controls, is Controlled by, or is under common Control with a Party.  For the avoidance of doubt, this definition applies to entities that became or become Affiliates at any time, whether in the past, currently, or in the future.  For the avoidance of doubt, all Skype entities Controlled by Microsoft at any time are deemed to be Affiliates of Microsoft for purposes of this definition.

“Control” of an entity means the possession, directly or indirectly, through the ownership of voting securities, other voting interests, or otherwise, of the right to direct or cause the direction of management and policies of that entity.  Control also includes the following: (a) direct or indirect ownership of 50% or more of the voting power, securities, or capital of that entity; or (b) direct or indirect ownership of interests representing 50% or more of the voting power to elect the board of directors or other governing body for that entity; or (c) in relation to a partnership, limited liability company, or other unincorporated association, the direct or indirect right to a share of 50% or more of its net assets or net income.

“Licensees” means Microsoft’s direct and indirect distributors, licensees  and customers, but only to the extent such third parties utilize Microsoft Products.

“Microsoft Products” means any past, present, or future Microsoft products or services, including without limitation, Microsoft software, Microsoft hardware, or Microsoft protocols.  For the avoidance of doubt, Microsoft Products include, without limitation, any past, present, or future products or services (including without limitation, Microsoft software, Microsoft hardware, or Microsoft protocols) designed, branded, made, sold (or leased), offered for sale (or offered for lease), purchased, obtained, made available, exported, imported, supplied, licensed, distributed, hosted, used, streamed, exploited, encoded, decoded, or otherwise provided to, by or for Microsoft.  For the avoidance of doubt, Microsoft products or services (including without limitation, Microsoft software, Microsoft hardware, or Microsoft protocols) remain “Microsoft Products” even if combined with any past, present, or future products or services, but only as to those portions of the combination consisting of Microsoft Products. For clarity, a patent, by itself, is an intellectual property right and not a product.

“Pending IPR’s” means the inter partes review proceedings brought by Microsoft Corporation challenging the patents asserted in the Actions, and consists of: IPR2014-00614 (which has been consolidated with IPR2014-00613); IPR2014-00610; IPR2014-00615 (which has been consolidated with IPR2014-00618); IPR2014-00403; IPR2014-00404; IPR2014-01418; and IPR2014-01421.

“SAIC” means Science Applications International Corporation (SAIC Inc.) and Leidos, Inc., and their respective Affiliates.

“Third Party” means any entity that is neither a Party nor an Affiliate of a Party.

“Third Party Products” means products, and services, including protocols, of a Third Party designed or developed by such Third Party, but specifically excluding Microsoft Products.

3.	Releases

3.1	Effective upon receipt of the payment set forth in Section 5.2, VirnetX, on behalf of itself and its predecessors, successors, assigns, attorneys, directors, shareholders, employees, and officers (collectively, the “VirnetX Releasing Parties”), hereby voluntarily, irrevocably and unconditionally fully and forever releases, discharges, acquits, covenants not to sue, and holds harmless Microsoft and predecessors to Microsoft’s businesses (including without limitation the previous owners of Microsoft’s businesses acquired from such persons or entities) and their predecessors, successors, assigns, attorneys, insurers, agents, servants, subcontractors, officers, directors, shareholders, representatives, employees, and Licensees (collectively, the “Microsoft Released Parties”) from and for any and all rights, claims, debts, liabilities, demands, suits, obligations, promises, damages, causes of action and claims for relief of any kind, manner, nature and description, known or unknown (collectively, “Claims”), which any of the VirnetX Releasing Parties have, may have had, might have asserted, may now have or assert, or may hereafter have or assert against the Microsoft Released Parties, or any of them, arising, accruing or occurring, in whole or in part, at any time prior to the Amendment Effective Date, including, without in any way limiting the generality of the foregoing, any claims or causes of action arising out of or related to any of the facts, transactions, matters or occurrences giving rise to or alleged, or that could have been alleged in or discovered in, the Actions or under any of the Licensed Patents. (For the avoidance of doubt, this release and covenant applies to Microsoft Affiliates both before and after the time they become an Affiliate of Microsoft). Notwithstanding the foregoing or anything to the contrary, this release does not apply to any Third Party (other than a Licensee) with respect to Third Party Products, except to the extent such Third Party is utilizing Microsoft Products.

3.2	Microsoft, on behalf of itself and its predecessors, successors and assigns (collectively, the “Microsoft Releasing Parties”), hereby voluntarily, irrevocably and unconditionally fully and forever releases, discharges, covenants not to sue, and holds harmless VirnetX and its predecessors, successors, assigns, attorneys, insurers, agents, servants, subcontractors, officers, directors, representatives, and employees (collectively, the “VirnetX Released Parties”) from and for any and all Claims which any of the Microsoft Releasing Parties have, may have had, might have asserted, or may now have or assert against the VirnetX Released Parties, or any of them, arising, accruing or occurring, in whole or in part, at any time prior to the Amendment Effective Date arising out of or related to any of the facts, transactions, matters or occurrences giving rise to or alleged, or that could have been alleged in or discovered in, the Actions as to VirnetX’s assertion of the Patents-in-Suit, except that the Microsoft Releasing Parties do not release or discharge (or grant a covenant or hold harmless as to) their Claims that the Licensed Patents are invalid, unenforceable, and/or not infringed by any Microsoft Releasing Parties. For the avoidance of doubt, the Microsoft Releasing Parties may raise any defense of invalidity, unenforceability or non-infringement in any later proceeding in any court or administrative agency (including without limitation any review in the U.S. Patent & Trademark Office) regardless of whether such defense was previously alleged or adjudicated in any forum.

3.3	With respect to all claims released herein, the VirnetX Releasing Parties and Microsoft Releasing Parties expressly waive any and all statutes, legal doctrines and other similar limitations upon the effect of general releases. By way of example, and without limitation, the foregoing parties waive the benefit of California Civil Code Section 1542, which states as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.”

Each Party hereto acknowledges that the inclusion of such unknown claims in the releases above was separately bargained for and was a key element of this Agreement.  Each Party hereto acknowledges that they may hereafter discover facts which are different from or in addition to those that they may now know or believe to be true with respect to any and all claims herein released and agree that all such unknown claims are nonetheless released and that the releases above shall be and remain effective in all respects even if such different or additional facts are subsequently discovered.

4.	Grant of Licenses and Covenants

4.1	VirnetX hereby grants to Microsoft a worldwide, irrevocable, nonexclusive, non-sublicensable, royalty-free, fully paid-up (subject to payment under Section 5.2) license and covenant not to sue under the Licensed Patents. The license and covenant granted hereunder shall apply, without limitation, to all Microsoft Products and past, present and future activities of Microsoft. The license granted hereunder fully exhausts all of the Licensed Patents as to Microsoft Products.

4.2	VirnetX hereby grants to Licensees a worldwide, irrevocable, nonexclusive, non-sublicensable, royalty-free, fully paid-up (subject to payment under Section 5.2) license and covenant not to sue under the Licensed Patents solely as to Microsoft Products, including past, present and future activities of Licensees with respect to Microsoft Products.

4.3	Without limiting the scope of the forgoing Sections 4.1 and 4.2, VirnetX, Inc., and any entity that, as of the Amendment Effective Date, Controls, is Controlled by, or is under common Control with VirnetX, Inc., hereby covenants that it, directly or indirectly, will not assert a claim of infringement of any patent (including without limitation the Licensed Patents) or other intellectual property or proprietary rights claim, based in any way, in whole or any part, on any Microsoft Products. For the avoidance of doubt, VirnetX hereby covenants and agrees that no Microsoft Products shall be used or relied on (in whole or in part, and whether in litigation, mediation, arbitration, demand, cease and desist communication, licensing negotiation, PTO proceeding or otherwise) by VirnetX to satisfy (in whole or in part) any claim or any element, step, means, or limitation of any claim (including without limitation any in the preamble) of any of the Licensed Patents against any entity.

4.4	The license and covenants by VirnetX in this Section 4 shall extend to each Affiliate or business of Microsoft. If Microsoft divests an Affiliate or business, the licenses and covenants granted in this Amended Settlement Agreement will continue as to the Affiliate or business for those products and services existing at the time of divestiture, and direct derivatives thereof.

4.5	The releases, licenses and covenants not to sue are expressly set forth in Sections 3 and 4 above and no other releases, licenses or covenants not to sue are granted or conveyed under this Agreement, whether expressly or by implication, estoppel, reliance or otherwise, all of which are expressly disclaimed.

5.	Consideration.

5.1.	Dismissals.To the extent not already dismissed pursuant to that certain Settlement and License Agreement, dated on or about May 14, 2010, by and between Microsoft Corporation and VirnetX, Inc, VirnetX shall dismiss with prejudice (and cause SAIC to join in such dismissal) all claims against Microsoft in the Actions, and Microsoft Corporation shall dismiss with prejudice all counterclaims in the Actions (except that Microsoft Corporation’s affirmative defenses and counterclaims of (i) non-infringement and invalidity shall be dismissed without prejudice and (ii) unenforceability shall be dismissed without prejudice by filing (and VirnetX causing SAIC to file) on or before December 19, 2014, Stipulations of Dismissal and Proposed Order substantially in the form attached as Exhibit E that provide that each of VirnetX, Inc., Microsoft Corporation and SAIC will bear its own costs, expenses and attorney’s fees in connection with the Actions. No Party shall take any action to oppose the Court’s entry of such dismissal, nor subsequently take any action to vacate, modify, or appeal such dismissal of the Actions. In addition, VirnetX, Inc. and Microsoft Corporation agree to execute such additional papers and motions as may be necessary to cause the Court to effect a disposal of all issues before it with respect to the Parties and a dismissal of the Actions for these Parties. For the avoidance of doubt only, the dismissal of the Actions (i.e., the prior lawsuits and the current lawsuit) are based solely on the consent of the parties, not the merits of any past ruling or present motions. Notwithstanding the foregoing or anything to the contrary in this Section 5.1, VirnetX shall not be obligated to dismiss any separate pending proceedings against any Third Party, but henceforth shall not include Microsoft Products as a basis in whole or in part for its allegations against any Third Party.

5.2.	Payment. In full and complete settlement of all claims asserted against Microsoft in the Actions, and in full and complete consideration of the licenses, releases, waivers, and other covenants and rights in this Agreement, to the extent not already paid, Microsoft Corporation shall pay a total lump sum amount of two-hundred, twenty-three million U.S. Dollars (USD $223,000,000) (“Payment”), as set forth in this Section 5.2. Of that Payment, two-hundred million U.S. Dollars (USD $200,000,000.00) was already paid on or about June 7, 2010 by Microsoft Corporation to VirnetX, Inc. The balance of the Payment (twenty-three million U.S. Dollars (USD $23,000,000)) shall be paid by Microsoft Corporation to VirnetX, Inc. by wire transfer into the following account within twenty(20) business days after the later of (i) the Amendment Effective Date, or (ii) the provision to Microsoft by VirnetX, Inc. and its counsel of an IRS Form W-9 and a letter on its letterhead with payment instructions consistent with this paragraph:

Account Name:
Texas IOLTA Trust Account – Caldwell Cassady & Curry
Account No.: 8094381388
ABA Number: 111014325
Bank Name and Address: Bank of Texas
6215 Hillcrest Avenue Dallas, TX 75205
Beneficiary Name: VirnetX, Inc.

VirnetX, Inc. shall be solely responsible for any taxes incurred as a consequence of the Payment or this Agreement.  Microsoft shall not be responsible for any payment to SAIC.

6.	Term. This Agreement shall remain in full force and effect until after the period ends in which any rights associated with the Licensed Patents might be exercised (for example, currently, as to U.S. patents: after six years after the expiration of the last patent to expire that is part of the Licensed Patents). Sections 3.1 (provided that the payment in Section 5.2 has been made), 3.2, 3.3, 4 (provided that the payment in Section 5.2 has been made) and 7.1 shall survive termination of the Agreement.

7.	Miscellaneous.

7.1.	Confidentiality. The mere existence of this Agreement (including, without limitation, the identification of the Parties and any Licensed Patents) is not confidential. Within five (5) days after the Amendment Effective Date, Microsoft agrees that VirnetX may issue the press release in the form attached as Exhibit B. Microsoft may also issue the press release in the form attached as Exhibit B. Subject to the foregoing, no Party may issue a press release or otherwise affirmatively attempt to publicize the terms or existence of this Agreement, except as set forth below. The Parties further agree that the terms and conditions of this Agreement are confidential and shall not be disclosed by any Party to any other person except (a) as may be required by law (including, without limitation, SEC reporting requirements, or any other United States or foreign regulatory requirements) or stock exchange rule (after prior written notice to the other Party with opportunity to comment on the disclosure), (b) during the course of litigation so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of the litigating Party, which includes designating the Agreement under the highest available level of protection under a protective order; (c) in confidence to the professional legal, advisory, and financial counsel representing or auditing such Party; (d) in confidence, in connection with the enforcement of this Agreement or rights under this Agreement; (e) in confidence, in connection with a merger, or acquisition, divestiture, or proposed merger, acquisition, or divestiture of a Party, or the like; (f) in confidence by Microsoft to Licensees and any third parties covered by the terms of this Agreement; (g) in confidence to potential acquirers of all or substantially all of VirnetX; (h) in confidence to the insurers and third party claim administrators of Microsoft; (i) in confidence to any person covered by the releases, licenses, waivers or other covenants and rights granted herein; or (j) as otherwise agreed in writing by the Parties executing this Agreement. Prior to any disclosure by VirnetX pursuant to the foregoing subsection (a), VirnetX will provide Microsoft with a draft copy of the proposed disclosure or filing (including, without limitation, any filing with the SEC) at least three business days before such disclosure or filing is made, and the Parties will consult in good faith with respect to the content of the proposed disclosure and the potential for VirnetX to request confidential treatment with respect to portions of the Agreement that VirnetX reasonably believes must be disclosed or filed.

7.2.	Representations and Warranties. VirnetX represents, warrants, and covenants to Microsoft that:

(a)	VirnetX, Inc. represents and warrants that it is the sole, exclusive, and lawful owner of all right, title, and interest in and to the Licensed Patents (including, without limitation, the Patents-in-Suit). VirnetX, Inc. represents and warrants that it has all rights necessary to enforce and license the Licensed Patents and, together with any corporate or other authority required to bind VirnetX, thus the right to enter into this Agreement and grant all of the releases, licenses, waivers, and other covenants and rights under this Agreement. VirnetX, Inc. represents and warrants that from time to time in the Actions and in the Settlement and License Agreement between Microsoft Corporation and VirnetX, Inc. made and entered into on May 14, 2010, VirnetX, Inc. was referenced as “VirnetX Inc.” but that was a typographical error and at all times “VirnetX Inc.” should be considered to refer to VirnetX, Inc. VirnetX represents and warrants that the list of properties set forth on Exhibit A is a complete listing of all patents and applications owned or controlled by (in whole or in part), or assigned to VirnetX.

(b)	VirnetX further represents and warrants that, as of June 30, 2010, SAIC no longer has any right of reversion to the Licensed Patents. VirnetX further represents and warrants that SAIC has no right, title or interest in or to the Licensed Patents, and further represents and warrants that SAIC no longer holds the power to assert any claim or claims of the Licensed Patents against Microsoft Released Parties or Licensees. VirnetX further represents and warrants that SAIC holds no right to review this Agreement prior to its execution and that SAIC holds no right or ability to control the actions or decisions of VirnetX.

(c)	VirnetX represents and warrants that all releases, licenses, covenants, and other executory obligations made in this Agreement bind both SAIC and VirnetX, and fully encompass any and all rights and interests in the Licensed Patents. VirnetX further represents and warrants that the review, consent and approval of SAIC is not needed for this Agreement to be binding and enforceable.

(d)	In the event of any act (including without limitation, the assertion or threatened assertion of any of the Licensed Patents) by SAIC inconsistent with, or contrary to, any of the representations and warranties made by VirnetX in this Agreement, VirnetX agrees to defend, indemnify and hold harmless affected Microsoft Released Parties against SAIC’s actions, including any liability and attorneys’ fees incurred by Microsoft Released Parties.

(e)	No Claim released herein, and no portion of any such Claim, has been assigned or otherwise transferred by VirnetX to any other person or entity, either directly, indirectly, or by subrogation or operation of law. VirnetX has not filed, commenced, served, or otherwise instituted (in each case, either on its own, or in conjunction with any third party) any complaints, claims, causes of action, or demands against Microsoft or Licensees other than those asserted in connection with the Actions.

(f)	During the term of this Agreement any consideration required to be paid to any other person, corporation, or entity, if any, on account of any or all of the releases, licenses, waivers, or other covenants or rights granted under this Agreement to any Microsoft Released Parties shall be paid by VirnetX, and no additional consideration shall be required of any of the Microsoft Released Parties. VirnetX has not granted and will not grant any licenses, covenants, and/or other rights under the Licensed Patents and/or otherwise, that would conflict with, impair, and/or prevent any or all of the releases, licenses, waivers, or other covenants or rights granted under this Agreement. VirnetX, Inc. will cause its Affiliates to comply with the terms and conditions of this Agreement where applicable.

(g)	VirnetX has been represented by competent and independent counsel of their own choice throughout all negotiations preceding the execution of the Agreement, and have executed this Agreement upon the advice of said competent and independent counsel regarding the meaning and legal effect of this Agreement, and regarding the advisability of making the agreements provided for herein, and fully understand the same.

7.3.	Representations and Warranties. Microsoft represents, warrants, and covenants to VirnetX that:

(a)	No Claim released herein, and no portion of any such Claim, has been assigned or otherwise transferred by Microsoft to any other person or entity, either directly, indirectly, or by subrogation or operation of law. On or prior to the date of the execution of this Agreement, Microsoft has not filed, commenced, served, or otherwise instituted (in each case, either on its own, or in conjunction with any third party) any complaints, claims, causes of action, or demands against VirnetX other than those asserted in connection with the Actions and prior Patent Office proceedings, including the Pending IPRs, of the Licensed Patents.

(b)	Microsoft has been represented by competent and independent counsel of its own choice throughout all negotiations preceding the execution of the Agreement, and has executed this Agreement upon the advice of said competent and independent counsel regarding the meaning and legal effect of this Agreement, and regarding the advisability of making the agreements provided for herein, and fully understands the same.

7.4	Mutual Representations and Warranties. Each Party and each person signing this Agreement on behalf of a Party represents and warrants to the other that:

(a)	Such Party has not entered this Agreement in reliance upon any promise, inducement, agreement, statement, or representation other than those contained in this Agreement.

(b)	Such Party is duly organized, validly existing and in good standing under the laws of the state, province or country of its organization or incorporation, and has the full right and power to enter into this Agreement, and the person executing this Agreement has the full right and authority to enter into this Agreement on behalf of such Party and the full right and authority to bind such Party to the terms and obligations of this Agreement.

7.5	Notices. All notices and requests which are required or permitted to be given in connection with this Agreement shall be in writing and shall be deemed given as of the day they are received either by messenger, delivery service, or in the United States of America mails, postage prepaid, certified or registered, return receipt requested, and addressed as follows, or to such other address as the Party to receive the notice or request so designates by written notice to the other:

If to VirnetX, Inc.:

By Regular Mail to:
 Attn:  Kendall Larsen, Chief Executive Officer VirnetX, Inc.
P.O. Box # 439
Zephyr Cove, NV 89448
Facsimile:  (831) 438-3078

By Any Other  Service (Fedex, UPS, etc.) to:
Attn:  Kendall Larsen, Chief Executive Officer VirnetX, Inc.
308 Dorla Ct.
Zephyr Cove, NV 89448
Facsimile:  (831) 438-3078

with a copy to:

Caldwell Cassady & Curry
2101 Cedar Springs Road, Suite 1000, Dallas, TX 75201
Telephone: 214.888.4848
  Facsimile:  214.888.4849

If to Microsoft:

Attn:  Director of Licensing, LCA Patent Group Microsoft Corporation
One Microsoft Way Redmond, WA 98052
Fax: (425) 936-7329

with a copy to:
Attn: Law & Corporate Affairs Microsoft Corporation
One Microsoft Way Redmond, Washington 98052
Facsimile: (425) 936-7329

7.6.	Governing Law; Venue. This Agreement shall be construed and controlled by the internal laws of the State of Texas (excluding conflict of laws principles) and applicable federal laws. The sole and exclusive venue for any lawsuit arising out of or relating to this Agreement shall be the United States District Court for the Eastern District of Texas.

7.7.	Costs. Each Party shall bear its own costs, expenses and attorneys’ fees incurred in connection with the Actions, the making of this Agreement, and its performance under this Agreement. Each Party expressly waives any claim of costs and attorneys’ fees from or against the other Party.

7.8.	Successors and Assigns. The terms, covenants, conditions, provisions and benefits of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns. For the avoidance of doubt only, the releases, licenses and covenants in Section 3.1 and Section 4 run with each of the Licensed Patents covered by this Agreement and are binding on any entity claiming a right, title or interest therein at any time, and VirnetX will inform any such transferee in writing of this restriction prior to transfer.

7.9.	No Construction Against Drafter. This Agreement results from negotiations between the Parties and their respective legal counsel, and each Party acknowledges that it has had the opportunity to negotiate modifications to the language of this Agreement. Accordingly, each Party agrees that in any dispute regarding the interpretation or construction of this Agreement, no statutory, common law or other presumption shall operate in favor of or against any Party by virtue of his, her or its role in drafting or not drafting the terms and conditions set forth herein.

7.10.	Captions. Captions or headings used in this Agreement are for the convenience of the Parties only, and shall not be considered part of this Agreement or used to construe the terms of this Agreement.

7.11.	Construction. If any provision of this Agreement shall be held by a court of competent jurisdiction to be illegal, invalid or unenforceable or otherwise in conflict with law, the remaining provisions shall remain in full force and effect. If any provisions of this Agreement are deemed not enforceable, they shall be deemed modified to the extent necessary to make them enforceable. The Parties undertake to replace the invalid provision or parts thereof by a new provision which will approximate as closely as possible the intent of the Parties. Provisions shall apply, as applicable, to past, current and successive events, parties, and transactions.

7.12.	Counterparts. This Agreement may be executed in any number of counterparts and by the different Parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Execution of this Agreement may be accomplished by signing this Agreement and transmitting the signature page to opposing counsel by facsimile or email. The Parties so executing and delivering shall promptly thereafter deliver signed originals of at least the signature page(s), but failure to do so shall not affect the validity or enforceability of this Agreement.

7.13.	Waiver. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver unless expressly stated in writing by the Party making the waiver. No waiver of any provision shall be binding in any event unless executed in writing by the Party making the waiver.

7.14.	Entire Agreement.This Agreement (including, without limitation, all Exhibits attached hereto) constitutes the entire agreement between the Parties with respect to the subject matter hereof, and supersedes all prior and contemporaneous written or oral agreements (including, without limitation, the Settlement and License Agreement between Microsoft Corporation and VirnetX, Inc. made and entered into on May 14, 2010), memorandums of understanding (including, without limitation, the Memorandum of Understanding between Microsoft Corporation and VirnetX, Inc. dated May 12, 2010), or communications as to such subject matter, all of which are superseded, merged and fully integrated into this Agreement. It shall not be modified except by a written agreement dated subsequent to the date of this Agreement and signed on behalf of the Parties by their respective duly authorized representatives.

7.15.
Inter Partes Review. Microsoft and VirnetX shall cooperate (and if necessary, VirnetX will cause SAIC to cooperate) to file in each of the Pending IPRs, a joint motion to terminate with respect to Microsoft Corporation pursuant to 35 U.S.C. §317(a) in the form set forth in Exhibit C, and a joint request to keep this agreement confidential pursuant to 35 U.S.C. 317(b) and 37 C.F.R. § 42.74(c) in the form set forth in Exhibit D. Microsoft and VirnetX will contact (and if necessary, VirnetX will cause SAIC to contact) the Patent Trial and Appeal Board (“PTAB”) to request permission to file in each of the Pending IPRs the motion and the request within five (5) business days of the filing of the dismissals under Section 5.1, and upon receiving permission, file in each of the Pending IPRs the motion and the request within two (2) business days of the PTAB granting such permission. The parties will work together to modify the motion and request to address any issues raised by the PTAB. If the PTAB denies the motions to terminate, the Parties will take such other permitted steps to have Microsoft withdraw from the Pending IPRs. For example, Microsoft will not actively seek to participate in the Pending IPRs, and will not be bound by the results of the Pending IPRs. This covenant shall not be construed as preventing Microsoft from complying with any court or Patent Office order or applicable law.

7.16.	[***]

[***]	Certain information on this page has been omitted and filed separately with the Securities Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, VirnetX, Inc. and Microsoft Corporation, being fully authorized and empowered to bind themselves to this Agreement, have caused this Agreement to be made and executed by duly authorized officers as of the Amendment Effective Date.

VIRNETX, INC.	MICROSOFT CORPORATION

/s/ Sameer Mathur	/s/ David Howard

Name:	Sameer Mathur	Name:	David Howard
Title:	VP of Corporate Development & Product Marketing	Title:	Corporate VP
Date:	12/17/14	Date:	12/17/14

EXHIBIT A

Country	App. No.	Filing date	Patent No.	Issue Date
WO	PCT/US99/25325	10/29/1999
AU	00/14553	10/29/1999	761,388	09/18/2003
CA	2,349,519	10/29/1999		08/09/2011
CA	2,723,504	10/29/1999		04/29/2014
EP	99971606.1	10/29/1999	1125419	08/26/2009
EP-GB	99971606.1	10/29/1999	1125419	08/26/2009
EP-DE	99971606.1	10/29/1999	1125419	08/26/2009
EP-FR	99971606.1	10/29/1999	1125419	08/26/2009
EP-IT	46406/BE/2009	10/29/1999	1125419	08/26/2009
JP	2000-580350	10/29/1999	4,451,556	02/05/2010
JP	2009-246033	10/29/1999	4,824,108	09/16/2011
US	09/429,643	10/29/1999	7,010,604	03/07/2006
US	10/401,551	03/31/2003	7,133,930	11/07/2006
US	11/301,022	12/13/2005	7,996,539	08/09/2011
US	11/839,937	08/16/2007	8,874,771	10/28/2014
US	13/475,637	05/08/2012
US	13/620,550	09/14/2012
US	13/620,534	09/14/2012
US	09/429,643	02/15/2000	6,502,135	12/31/2002
WO	PCT/US01/04340	02/12/2001
EP	14172837.8	06/17/2014
HK	14111309.7	11/07/2014
EP	01910528.7	02/12/2001
JP	2001-560062	02/12/2001
US	10/082,164	02/26/2002	6,618,761	09/09/2003
US	10/401,888	03/31/2003	6,907,473	06/14/2005
US	10/082,285	02/26/2002	6,834,310	12/21/2004
US	10/259,494	09/30/2002	7,490,151	02/10/2009
US	11/839,969	08/16/2007	7,933,990	04/26/2011
US	13/075,081	03/29/2011
US	13/093,785	05/11/2011	8,516,117	08/20/2013
US	13/890,206	05/08/2013
WO	PCT/US99/25323	10/29/1999
AU	00/16003	10/29/1999	765914	01/15/2004
CA	2,349,520	10/29/1999
EP	99958693.6	10/29/1999
EP-DE	99958693.6	10/29/1999	1125414	12/22/2010
EP-FR	99958693.6	10/29/1999	1125414	12/22/2010
EP-GB	99958693.6	10/29/1999	1125414	12/22/2010
EP	10011949.4	09/30/2010
JP	2011-081416	04/01/2011	5198617	02/15/2013

Country	App. No.	Filing date	Patent No.	Issue Date
JP	2014-000051	04/01/2011		05/15/2014
WO	PCT/US01/13261	04/25/2001
EP	01932629.7	04/25/2001	1302047	08/01/2012
EP	06014499.5	04/25/2001
EP	06014500.0	04/25/2001
EP-CH	01932629.7	04/25/2001	1302047	08/01/2012
EP-DE	01932629.7	04/25/2001	1302047	08/01/2012
EP-NL	01932629.7	04/25/2001	1302047	08/01/2012
EP-GB	01932629.7	04/25/2001	1302047	08/01/2012
EP	10012357	09/30/2010
EP	10012236	09/30/2010
EP	11005789.0	07/15/2011
EP	11005792.4	07/15/2011
EP	11005793.2	07/15/2011
EP	10012356	09/30/2010
EP	12004353.4	06/08/2012
HK	07109112.7	08/21/2007
HK	07109113.6	08/21/2007
JP	2001-583006	04/25/2001	4765811	06/10/2011
JP	2010-239225		5377455	10/25/2013
JP	2011-085051	04/07/2011	5374535	10/25/2013
JP	2011-085052	04/07/2011	5374536	10/25/2013
US	10/702,486	11/07/2003	7,188,180	03/06/2007
US	11/679,416	02/27/2007	8,051,181	11/01/2011
US	11/839,987	08/16/2007	7,987,274	07/26/2011
US	10/702,522	11/07/2003	6,839,759	01/04/2005
US	10/702,580	11/07/2003	6,826,616	11/30/2004
US	13/181,041	07/12/2011
US	13/285,962	10/31/2011
US	14/526,669	10/29/2014
WO	PCT/US01/13260	04/25/2001
EP	01932628.9	04/25/2001	1284079	01/18/2006
EP-CH	01932628.9	04/25/2001	1284079	01/18/2006
EP-DE	60116754.6	04/25/2001	1284079	01/18/2006
EP-GB	01932628.9	04/25/2001	1284079	01/18/2006
EP-IT	01932628.9	04/25/2001	1284079	01/18/2006
EP-NL	01932628.9	04/25/2001	1284079	01/18/2006
EP	05102086.5	04/25/2001	1542429	06/12/2013
EP-CH	05102086.5	04/25/2001	1542429	06/12/2013
EP-DE	05102086.5	04/25/2001	1542429	06/12/2013

Country	App. No	Filing date	Patent No.	Issue Date
EP-IT	05102086.5	04/25/2001	1542429	06/12/2013
EP-GB	05102086.5	04/25/2001	1542429	06/12/2013
EP-NL	05102086.5	04/25/2001	1542429	06/12/2013
EP	10184542.8	09/30/2010
EP	10184502.2	09/30/2010
JP	2002-501144	04/25/2001
JP	2010-239197	04/25/2001	5180274	01/18/2013
JP	2011-083414	04/05/2011	5165776	12/28/2012
JP	2012-256213	11/22/2012	5478697	02/21/2014
JP	2012-256228	11/22/2012	5478698	02/21/2014
JP	2011-083415	04/05/2011	5377562	10/04/2013
US	10/714,849	11/18/2003	7,418,504	08/26/2008
US	11/840,560	08/17/2007	7,921,211	04/05/2011
US	11/840,508	08/17/2007	7,945,654	05/17/2011
US	13/049,552	03/16/2011	8,572,247	10/29/2013
US	13/080,680	04/06/2011
US	13/337,757	12/27/2011	8,504,696	08/06/2013
US	13/336,958	12/23/2011	8,513,131	08/20/2013
US	13/336,790	12/23/2011	8,458,341	06/04/2013
US	13/342,795	01/03/2012	8,560,705	10/15/2013
US	13/343,465	01/04/2012	8,521,888	08/27/2013
US	13/339,257	12/28/2011	8,504,697	08/06/2013
US	13/474,397	05/17/2012	8,554,899	10/08/2013
US	13/617,375	09/14/2012
US	13/617,446	09/14/2013
US	13/615,528	09/13/2012
US	13/615,536	09/13/2012
US	13/615,557	09/13/2012	8,868,705	10/21/2014
US	13/903,788	05/28/2013
US	13/911,792	06/06/2013	8,850,009	09/30/2014
US	13/911,813	06/06/2013	8,904,516	10/02/2014
US	13/950,877	07/25/2013
US	13/950,897	07/25/2013
US	13/950,919	07/25/2013	8,843,643	09/23/2014
US	14/482,956	09/10/2014
WO	PCT/US02/01070	01/17/2002
EP	02 0718836.6	01/17/2002	1360803	11/30/2011
EP-CH	02 0718836.6	01/17/2002	1360803	11/30/2011
EP-DE	02 0718836.6	01/17/2002	1360803	11/30/2011
EP-FR	02 0718836.6	01/17/2002	1360803	11/30/2011

Country	App. No.	Filing date	Patent No.	Issue Date
EP-GB	02 0718836.6	01/17/2002	1360803	11/30/2011
EP-IT	02 0718836.6	01/17/2002	1360803	11/30/2011
EP-NL	02 0718836.6	01/17/2002	1360803	11/30/2011
EP	10012248.0	12/22/2010	2264952	10/09/2013
EP-CH	10012248.0	12/22/2010	2264952	10/09/2013
EP-DE	10012248.0	12/22/2010	2264952	10/09/2013
EP-FR	10012248.0	12/22/2010	2264952	10/09/2013
EP-GB	10012248.0	12/22/2010	2264952	10/09/2013
EP-IT	10012248.0	12/22/2010	2264952	10/09/2013
EP-NL	10012248.0	12/22/2010	2264952	10/09/2013
EP	10012245.6	12/22/2010	2264951	07/31/2013
EP-CH	10012245.6	12/22/2010	2264951	07/31/2013
EP-DE	10012245.6	12/22/2010	2264951	07/31/2013
EP-GB	10012245.6	12/22/2010	2264951	07/31/2013
EP-IT	10012245.6	12/22/2010	2264951	07/31/2013
EP-NL	10012245.6	12/22/2010	2264951	07/31/2013
US	09/874,258	06/06/2001	7,209,479	04/24/2007
US	11/532,002	09/14/2006	7,986,688	07/26/2011
US	11/840,579	08/17/2007	7,944,915	05/17/2011
US	13/110,509	05/18/2011	8,571,025	10/29/2013
US	13/110,353	05/18/2011	8,761,168	06/24/2014
US	13/620,368	09/14/2012	8,780,906	07/15/2014
US	13/620,358	09/14/2012	8,780,905	07/15/2014
US	14/294,476	06/03/2014
US	13/554,582	07/09/2012
WO	PCT/US12/45921	07/09/2012
CA	2841166	01/07/2014
CN	201280034033.7	01/08/2014
EP	12743274.8	02/05/2014
HK	14110584.5	10/23/2014
JP	2014-519097	01/07/2014
AU	2012282841	07/09/2012
US	14/037,301	09/25/2013
WO	WO2008US74886A	08/29/2008
DE	DE69943057A	10/29/1999
DE	DE69941338A	10/29/1999
US	11/924,460	10/25/2007
US	09/558,209	4/26/2000
US	09/588,210	4/26/2000
US	60/262,063	1/18/2001

Country	App. No.	Filing date	Patent No.	Issue Date
US	60/969,226	08/31/2007
AU	AU200138123D	02/12/2001
AU	AU200159140D	04/25/2001
AU	AU200159141A	04/25/2001
JP	JP201451A	01/06/2014
AT	AT2002718836T	01/17/2002
AT	AT1999958693T	10/29/1999
AT	AT1999971606T	10/29/1999
JP	2000-580354	10/29/1999
EP	EP2008799013A	8/29/2008
EP	EP20103518A	02/12/2001
CA	CA2696665A	08/29/2008
AU	AU2008292833A	08/29/2008
AU	AU2001238123A	02/12/2001
AU	AU2001259140A	04/25/2001
AU	AU2001259141A	04/25/2001
AU	AU2002249950A	01/17/2002
JP	JP201452A	01/06/2014
JP	JP201181417A	04/01/2011
JP	JP2010523173A	08/29/2008
JP	JP2000580354A	10/29/1999
WO	PCT/US08/74886	8/29/2008
AU	2008292833	8/29/2008
CA	2696665	8/29/2008
EP	08799013.1	8/29/2008
JP	PCT/US08/74886	8/29/2008

EXHIBIT B

VirnetX and Microsoft Settle Pending Patent Disputes and
Agree to Jointly Petition to Terminate IPR Proceedings as to Microsoft

ZEPHYR COVE, Nevada and REDMOND, WA – December XX, 2014 – VirnetX Holding Corporation (NYSE MKT: VHC) and Microsoft Corporation announced today that on December XX, 2014, VirnetX, Inc. and Microsoft Corporation have signed an Amended Settlement and License Agreement. This agreement amends and restates certain terms of the original Settlement and License Agreement, dated May 14, 2010, between VirnetX, Inc. and Microsoft Corporation. As a result of the agreement, the parties have settled their pending patent disputes.

Under the terms of the amended agreement, Microsoft has agreed to pay $23 million to VirnetX to settle the patent dispute and expand Microsoft’s license. The parties have also agreed to dismiss the patent infringement case brought by VirnetX, Inc. before the U.S. District Court for the Eastern District of Texas and jointly move to terminate the pending inter partes review proceedings between Microsoft and VirnetX, Inc. as to Microsoft.  All other aspects of the agreement were not disclosed.

“We are pleased to have come to an agreement with Microsoft Corporation and put all our legal disputes behind us,” said Kendall Larsen, Chief Executive Officer and Chairman of VirnetX, Inc.  “This agreement allows us to focus our resources towards the release of our Gabriel Secure Communication Platform™ and Gabriel Collaboration Suite™ products in the first-half of 2015 and our ongoing licensing and strategic partnership efforts.”

“Microsoft Corporation is pleased to have come to an agreement with VirnetX and that the settlement includes an expanded license to VirnetX’s entire patent portfolio,” said a Microsoft spokesperson.

About Microsoft
Founded in 1975, Microsoft (Nasdaq “MSFT”) is the worldwide leader in software, services, devices and solutions that help people and businesses realize their full potential.

About VirnetX
VirnetX Holding Corporation is an Internet security software and technology company with patented technology for secure communications including 4G LTE security.  The Company’s software and technology solutions, including its secure domain name registry and GABRIEL Connection Technology™, are designed to facilitate secure communications and to create a secure environment for real-time communication applications such as instant messaging, VoIP, smartphones, eReaders and video conferencing.  The Company’s patent portfolio includes over 107 U.S. and international patents with over 100 pending applications.  For more information, please visit www.virnetx.com.

Forward Looking Statements
Statements in this press release that are not statements of historical or current fact, including statements regarding the  strength of Virnetx’s intellectual property, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are based on expectations, estimates and projections about the markets in which the Company operates, management’s beliefs, and certain assumptions made by management and involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of the Company to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements, including but not limited to (1) the outcome of any legal proceedings that have been or may be initiated by the Company or that may be initiated against the Company;, including pending and future inter partes review proceedings in the Patent and Trademark Office (2) the ability to capitalize on the Company’s patent portfolio and generate licensing fees and revenues; (3) the ability of the Company to be successful in entering into licensing relationships with its targeted customers on commercially acceptable terms; (4) potential challenges to the validity of the Company’s patents underlying its licensing opportunities; (5) the ability of the Company to achieve widespread customer adoption of the Company’s GABRIEL Communication Technology™ and its secure domain name registry; (6) the level of adoption of the 3GPP Series 33 security specifications; (7) whether or not the Company’s patents or patent applications may be determined to be or become essential to any standards or specifications in the 3GPP LTE, SAE project or otherwise; (8) the extent to which specifications relating to any of the Company’s patents or patent applications may be adopted as a final standard, if at all; and (9) the possibility that Company may be adversely affected by other economic, business, and/or competitive factors.  In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” or “plans” to be uncertain and forward-looking.  The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s reports and registration statements filed with the Securities and Exchange Commission, including those under the heading “Risk Factors” in Company’s Quarterly Report on Form 10-Q filed with the SEC on November 10, 2014.  Many of the factors that will determine the outcome of the subject matter of this press release are beyond the Company’s  ability to control or predict.  Except as required by law, the Company is under no duty to update any of the forward-looking statements after the date of this press release to conform to actual results.

Contact:
Greg Wood
VirnetX Holding Corporation
775.548.1785
greg_wood@virnetx.com

David Cuddy
Microsoft Corporation
425.421.2502
dcuddy@microsoft.com

VirnetX and GABRIEL Connection Technology are trademarks of VirnetX Holding Corporation. Other company and product names may be trademarks of their respective owners.

EXHIBIT C1

JOINT MOTION TO TERMINATE
IPR2014-01418, AND IPR2014-01421

Joint Motion to Terminate Proceeding
IPR2014-000XX
U.S. Patent No. X,XXX,XXX

[Parties will edit the following caption and the motion as appropriate depending on the IPR and Board’s guidance.]

Filed on behalf of Microsoft Corporation and VirnetX, Inc.

UNITED STATES PATENT AND TRADEMARK OFFICE

BEFORE THE PATENT TRIAL AND APPEAL BOARD

MICROSOFT CORPORATION
Petitioner

v.

VIRNETX, INC.
Patent Owner

Case IPR2014-000XX
U.S. Patent No. X,XXX,XXX

JOINT MOTION TO TERMINATE PROCEEDING

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

I.	Precise Relief Requested

Pursuant to 35 U.S.C. § 317(a), Petitioner Microsoft Corporation (“Microsoft” or “Petitioner”) and Patent Owner VirnetX, Inc. (“Patent Owner” or “VirnetX”) jointly request that this inter partes review proceeding (“this Review”) involving U.S. Patent No. X,XXX,XXX (“the ’XXX patent”) be terminated based on a settlement between Petitioner and Patent Owner (“the Parties”).

II.	Reasons for Granting the Motion

Generally, the Board expects that a proceeding will terminate after the filing of a settlement agreement.  See, e.g., Office Patent Trial Practice Guide, 77 Fed. Reg. 48,756, 48,768 (Aug. 14, 2012).  The Board authorized the filing of the instant motion in [the order/email] dated [MONTH DAY, YEAR].  IPR2013-00428, Paper No. 56 provides guidance as to the content of a motion to terminate.  There, the Board indicates that a joint motion, such as this one, should (1) include a brief explanation as to why termination is appropriate; (2) identify all parties in any related litigation involving the patents at issue; (3) identify any related proceedings currently before the Office, and (4) discuss specifically the current status of each such related litigation or proceeding with respect to each party to the litigation or proceeding.  Id. at 2.  This motion satisfies each of the above requirements and is accompanied by a copy of the Parties’ settlement agreement, as required by 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(b).

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

(1)	Brief Explanation of Why Termination is Appropriate

Termination is appropriate because a final written decision has not been reached in this Review.  Indeed, Petitioner filed its petition for inter partes review on [MONTH DAY, YEAR].  Patent Owner filed its preliminary response on MONTH DAY, YEAR].  The Board has not yet instituted this proceeding.

Termination of this proceeding is appropriate because, if this Motion is granted, Microsoft will not be participating as a party in this proceeding going forward, and the Board has not decided the merits of the proceeding.  The Parties have settled their dispute and executed a settlement agreement to terminate this proceeding, as well as the Parties’ related district court litigation regarding the ’XXX patent:  VirnetX, Inc. and Science Applications International Corporation v. Microsoft Corporation, Case No. 6:13-cv-00351 (E.D. Tex.).  The Parties expect that this district court litigation will be dismissed per the parties’ settlement agreement.  For all these reasons, the Parties respectfully request termination of this proceeding.

(2)	All parties in any pending related litigation involving the patents at issue

Patent Owner, but not Petitioner, is also involved in several other pending related litigations involving the ’XXX patent.  These related litigations, and their current status with respect to the litigating parties, are as follows:

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

Related Case(s)	Defendants	Status

(3)	Related proceedings currently before the Office

Aside from this inter partes review proceeding, the ’XXX patent is also the subject of the following proceeding(s) currently before the Office:

Related Proceeding(s)	Requester/Petitioner	Status
Control No. XX/XXXXXX
IPR2014-000XX

(4)	Current status of each such related litigation or proceeding with respect to each party to the litigation or proceeding

Above, a status field indicates the status of each such related litigation or proceeding with respect to each party to the litigation or proceeding.

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

III.	Settlement Agreement

Pursuant to 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(b), the Parties’ settlement agreement is in writing, and a true and correct copy is being filed concurrently herewith as Exhibit [XXXX].1  The Parties are also filing concurrently herewith a joint request under 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(c) to treat the settlement agreement as business confidential information and keep it separate from the files of the involved patent.

Respectfully submitted,

[Name]	[Name]
[Address]	[Address]

Counsel for Petitioner	Counsel for Patent Owner
Microsoft Corporation	VirnetX, Inc.

Dated:  [MONTH DAY, YEAR]

1            The settlement agreement is being filed electronically via the Patent Review Processing System (PRPS) with access to the “Parties and Board Only.”

EXHIBIT C2

JOINT MOTION TO TERMINATE
IPR2014-00610, IPR2014-00614 (CONSOLIDATED WITH IPR2014-00613),
IPR2014-00615 (CONSOLIDATED WITH IPR2014-00618)

Joint Motion to Terminate Proceeding
IPR2014-000XX
U.S. Patent No. X,XXX,XXX

[Parties will edit the following caption and the motion as appropriate depending on the IPR and Board’s guidance.]

Filed on behalf of Microsoft Corporation and VirnetX, Inc.

UNITED STATES PATENT AND TRADEMARK OFFICE

BEFORE THE PATENT TRIAL AND APPEAL BOARD

MICROSOFT CORPORATION
Petitioner

v.

VIRNETX, INC.
Patent Owner

Case IPR2014-000XX
U.S. Patent No. X,XXX,XXX

JOINT MOTION TO TERMINATE PROCEEDING

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

I.	Precise Relief Requested

Pursuant to 35 U.S.C. § 317(a), Petitioner Microsoft Corporation (“Microsoft” or “Petitioner”) and Patent Owner VirnetX, Inc. (“Patent Owner” or “VirnetX”) jointly request that this inter partes review proceeding (“this Review”) involving U.S. Patent No. X,XXX,XXX (“the ’XXX patent”) be terminated based on a settlement between Petitioner and Patent Owner (“the Parties”).

II.	Reasons for Granting the Motion

Generally, the Board expects that a proceeding will terminate after the filing of a settlement agreement.  See, e.g., Office Patent Trial Practice Guide, 77 Fed. Reg. 48,756, 48,768 (Aug. 14, 2012).  The Board authorized the filing of the instant motion in [the order/email] dated [MONTH DAY, YEAR].  IPR2013-00428, Paper No. 56 provides guidance as to the content of a motion to terminate.  There, the Board indicates that a joint motion, such as this one, should (1) include a brief explanation as to why termination is appropriate; (2) identify all parties in any related litigation involving the patents at issue; (3) identify any related proceedings currently before the Office, and (4) discuss specifically the current status of each such related litigation or proceeding with respect to each party to the litigation or proceeding.  Id. at 2.  This motion satisfies each of the above requirements and is accompanied by a copy of the Parties’ settlement agreement, as required by 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(b).

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

(1)	Brief Explanation of Why Termination is Appropriate

Termination is appropriate because a final written decision has not been reached in this Review.  Indeed, Petitioner filed its petition for inter partes review on [MONTH DAY, YEAR].  The Board instituted this proceeding on [MONTH DAY, YEAR].  Patent Owner has not filed a Patent Owner’s Response, and one is not due until [MONTH DAY, YEAR].

Termination of this proceeding is appropriate because, if this Motion is granted, Microsoft will not be participating as a party in this proceeding going forward, and the Board has not decided the merits of the proceeding.  The Parties have settled their dispute and executed a settlement agreement to terminate this proceeding, as well as the Parties’ related district court litigation regarding the ’XXX patent:  VirnetX, Inc. and Science Applications International Corporation v. Microsoft Corporation, Case No. 6:13-cv-00351 (E.D. Tex.).  The Parties expect that this district court litigation will be dismissed per the parties’ settlement agreement.  For all these reasons, the Parties respectfully request termination of this proceeding.

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

(2)	All parties in any pending related litigation involving the patents at issue

Patent Owner, but not Petitioner, is also involved in several other pending related litigations involving the ’XXX patent.  These related litigations, and their current status with respect to the litigating parties, are as follows:

Related Case(s)	Defendants	Status

(3)	Related proceedings currently before the Office

Aside from this inter partes review proceeding, the ’XXX patent is also the subject of the following proceeding(s) currently before the Office:

Related Proceeding(s)	Requester/Petitioner	Status
Control No. XX/XXXXXX
IPR2014-000XX

(4)	Current status of each such related litigation or proceeding with respect to each party to the litigation or proceeding

Above, a status field indicates the status of each such related litigation or proceeding with respect to each party to the litigation or proceeding.

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

III.	Settlement Agreement

Pursuant to 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(b), the Parties’ settlement agreement is in writing, and a true and correct copy is being filed concurrently herewith as Exhibit [XXXX].2  The Parties are also filing concurrently herewith a joint request under 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(c) to treat the settlement agreement as business confidential information and keep it separate from the files of the involved patent.

Respectfully submitted,

[Name]	[Name]
[Address]	[Address]

Counsel for Petitioner	Counsel for Patent Owner
Microsoft Corporation	VirnetX, Inc.

Dated:  [MONTH DAY, YEAR]

2            The settlement agreement is being filed electronically via the Patent Review Processing System (PRPS) with access to the “Parties and Board Only.”

EXHIBIT C3

JOINT MOTION TO TERMINATE
IPR2014-00403 AND IPR2014-00404

Joint Motion to Terminate Proceeding
IPR2014-000XX
U.S. Patent No. X,XXX,XXX

[Parties will edit the following caption and the motion as appropriate depending on the IPR and Board’s guidance.]

Filed on behalf of Microsoft Corporation and VirnetX, Inc.

UNITED STATES PATENT AND TRADEMARK OFFICE

BEFORE THE PATENT TRIAL AND APPEAL BOARD

MICROSOFT CORPORATION
Petitioner

v.

VIRNETX, INC.
Patent Owner

Case IPR2014-000XX
U.S. Patent No. X,XXX,XXX

JOINT MOTION TO TERMINATE PROCEEDING WITH RESPECT TO MICROSOFT CORPORATION

I.	Precise Relief Requested

Pursuant to 35 U.S.C. § 317(a), Petitioner Microsoft Corporation (“Microsoft” or “Petitioner”) and Patent Owner VirnetX, Inc. (“Patent Owner” or “VirnetX”) jointly request that this inter partes review proceeding (“this Review”) involving U.S. Patent No. X,XXX,XXX (“the ’XXX patent”) be terminated with respect to Microsoft based on a settlement between Petitioner and Patent Owner (“the Parties”).

II.	Reasons for Granting the Motion

Generally, the Board expects that a proceeding will terminate after the filing of a settlement agreement.  See, e.g., Office Patent Trial Practice Guide, 77 Fed. Reg. 48,756, 48,768 (Aug. 14, 2012).  The Board authorized the filing of the instant motion in [the order/email] dated [MONTH DAY, YEAR].  IPR2013-00428, Paper No. 56 provides guidance as to the content of a motion to terminate.  There, the Board indicates that a joint motion, such as this one, should (1) include a brief explanation as to why termination is appropriate; (2) identify all parties in any related litigation involving the patents at issue; (3) identify any related proceedings currently before the Office, and (4) discuss specifically the current status of each such related litigation or proceeding with respect to each party to the litigation or proceeding.  Id. at 2.  This motion satisfies each of the above requirements and is accompanied by a copy of the Parties’ settlement agreement, as required by 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(b).

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

(1)	Brief Explanation of Why Termination is Appropriate

With respect to Microsoft, termination is appropriate because a final written decision has not been reached in this Review.  Indeed, Petitioner filed its petition for inter partes review on [MONTH DAY, YEAR].  The Board instituted this proceeding on [MONTH DAY, YEAR].  Patent Owner filed a Patent Owner’s Response on [MONTH DAY, YEAR], but Petitioner has not filed its Reply, which is not due until [MONTH DAY, YEAR].

Termination of this proceeding with respect to Microsoft is appropriate because, if this Motion is granted, Microsoft will not be participating as a party in this proceeding going forward, and the Board has not decided the merits of the proceeding.  The Parties have settled their dispute and executed a settlement agreement to terminate this proceeding as to Microsoft, as well as the Parties’ related district court litigation regarding the ’XXX patent:  VirnetX, Inc. and Science Applications International Corporation v. Microsoft Corporation, Case No. 6:13-cv-00351 (E.D. Tex.).  The Parties expect that this district court litigation will be dismissed per the parties’ settlement agreement.  For all these reasons, the Parties respectfully request termination of this proceeding with respect to Microsoft.

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

(2)	All parties in any pending related litigation involving the patents at issue

Patent Owner, but not Petitioner, is also involved in several other pending related litigations involving the ’XXX patent.  These related litigations, and their current status with respect to the litigating parties, are as follows:

Related Case(s)	Defendants	Status

(3)	Related proceedings currently before the Office

Aside from this inter partes review proceeding, the ’XXX patent is also the subject of the following proceeding(s) currently before the Office:

Related Proceeding(s)	Requester/Petitioner	Status
Control No. XX/XXXXXX
IPR2014-000XX

(4)	Current status of each such related litigation or proceeding with respect to each party to the litigation or proceeding

Above, a status field indicates the status of each such related litigation or proceeding with respect to each party to the litigation or proceeding.

IPR2014-000XX
U.S. Patent No. X,XXX,XXX

III.	Settlement Agreement

Pursuant to 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(b), the Parties’ settlement agreement is in writing, and a true and correct copy is being filed concurrently herewith as Exhibit [XXXX].3  The Parties are also filing concurrently herewith a joint request under 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(c) to treat the settlement agreement as business confidential information and keep it separate from the files of the involved patent.

Respectfully submitted,

[Name]	[Name]
[Address]	[Address]

Counsel for Petitioner	Counsel for Patent Owner
Microsoft Corporation	VirnetX, Inc.

Dated:  [MONTH DAY, YEAR]

3            The settlement agreement is being filed electronically via the Patent Review Processing System (PRPS) with access to the “Parties and Board Only.”

EXHIBIT D

JOINT REQUEST TO TREAT SETTLEMENT
AGREEMENT AS CONFIDENTIAL

[Parties will edit the following caption and the request as appropriate depending on the IPR and Board’s guidance.]

Filed on behalf of Microsoft Corporation and VirnetX, Inc.

UNITED STATES PATENT AND TRADEMARK OFFICE

BEFORE THE PATENT TRIAL AND APPEAL BOARD

MICROSOFT CORPORATION
Petitioner

v.

VIRNETX, INC.
Patent Owner

Case IPR2014-000XX
U.S. Patent No. X,XXX,XXX

JOINT REQUEST TO TREAT SETTLEMENT
AGREEMENT AS BUSINESS CONFIDENTIAL
UNDER 35 U.S.C. § 317(b) AND 37 C.F.R. § 42.74(c)

Pursuant to 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(c), and the Board’s [order/email] of [MONTH DAY, YEAR], authorizing the filing of this joint request, Petitioner Microsoft Corporation (“Petitioner”) and Patent Owner VirnetX, Inc. (“Patent Owner”), hereby jointly request that a true copy of the settlement agreement filed concurrently herewith as Exhibit [XXXX] be treated as business confidential information and be kept separate from the file of U.S. Patent No. X,XXX,XXX (“the ’XXX Patent”).  Exhibit [XXXX] is being submitted in the PRPS system as “Parties and Board Only.”  The Parties further request the Board to not make Exhibit [XXXX] available to any third party, except as provided for in 35 U.S.C. § 317(b) and 37 C.F.R. § 42.74(c).

Respectfully submitted,

[Name]	[Name]
[Address]	[Address]

Counsel for Petitioner	Counsel for Patent Owner
Microsoft Corporation	VirnetX, Inc.

Dated:  [MONTH DAY, YEAR]

EXHIBIT E

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF TEXAS
TYLER DIVISION

VIRNETX, INC., and LEIDOS, INC., Plaintiffs/Counterclaim Defendants, v. MICROSOFT CORPORATION, Defendant/Counterclaimant.	§ § § § § § § § § § §	Civil Action No. 6:13-cv-00351-LED

JOINT MOTION TO DISMISS BY ALL PARTIES

In accordance with a certain agreement between VirnetX, Inc. and Microsoft Corporation, VirnetX, Inc., Leidos, Inc. (formerly Science Applications International Corp.) (VirnetX, Inc. and Leidos, Inc. collectively “Plaintiffs”) and Microsoft Corporation (“Microsoft”) file this joint motion to dismiss the litigation captioned above.

Plaintiffs dismiss all claims in this action against Microsoft with prejudice.  Microsoft dismisses without prejudice its affirmative defenses and counterclaims of (i) non-infringement and invalidity and (ii) unenforceability in this action.  Microsoft dismisses with prejudice its other counterclaims in this action.

Each party shall bear its own costs, expenses, and attorney’s fees.

(signatures                 follow)

Dated: February 28, 2015	Respectfully submitted,

FISH & RICHARDSON, P.C.

/s/
Melissa R. Smith (Texas Bar No. 24001351)
303 South Washington Avenue
Marshall, Texas 75670
Telephone: 903.934.8450
Facsimile: 903.934.9257

Ruffin B. Cordell (Texas Bar No. 04820550)
Indranil Mukerji (Massachusetts Bar No. 644059)
FISH & RICHARDSON P.C.
1425 K Street NW, Suite 1100
Washington, DC 20005
Telephone: 202.783.5070
Facsimile: 202.783.5331

David J. Healey (Texas Bar No. 09327980)
Benjamin C. Elacqua (Texas Bar No. 24055443)
Tony Nguyen (Texas Bar No. 24083565)
FISH & RICHARDSON P.C.
1221 McKinney Street, Suite 2800
Houston, Texas 77010
Telephone: 713.654.5300
Facsimile: 713.652.0109

Katrina G. Eash (Texas Bar No. 24074636)
FISH & RICHARDSON P.C.
1717 Main Street, Suite 5000
Dallas, Texas 75201
Telephone: 214.747.5070
Facsimile: 214.747.2091

Benjamin K. Thompson (Georgia Bar No. 633211)
FISH & RICHARDSON P.C.
1180 Peachtree Street, NE, 21st Floor
Atlanta, Georgia 30309
Telephone: 404.892.5005
Facsimile: 404.892.5002

Attorneys for Defendant
MICROSOFT CORPORATION

Caldwell Cassady & Curry

/s/
Bradley W. Caldwell
Texas State Bar No. 24040630
E-mail: bcaldwell@caldwellcc.com
Jason D. Cassady
Texas State Bar No. 24045625
E-mail: jcassady@caldwellcc.com
John Austin Curry
Texas State Bar No. 24059636
E-mail: acurry@caldwellcc.com
Daniel R. Pearson
Texas State Bar No. 24070398
E-mail: dpearson@caldwellcc.com
Hamad M. Hamad
Texas State Bar No. 24061268
E-mail: hhamad@caldwellcc.com
Justin T. Nemunaitis
Texas State Bar No. 24065815
E-mail: jnemunaitis@caldwellcc.com
Christopher S. Stewart
Texas State Bar No. 24079399
E-mail: cstewart@caldwellcc.com
John F. Summers
Texas State Bar No. 24079417
E-mail: jsummers@caldwellcc.com
Jason S. McManis
Texas State Bar No. 24088032
E-mail: jmcmanis@caldwellcc.com

Warren J. McCarty, III
Illinois State Bar No. 6313452
E-mail: wmccarty@caldwellcc.com
CALDWELL CASSADY CURRY P.C.
2101 Cedar Springs Road, Suite 1000
Dallas, Texas 75201
Telephone: 214.888.4848
Facsimile: 214.888.4849

Robert M. Parker
Texas State Bar No. 15498000
Email: rmparker@pbatyler.com
R. Christopher Bunt
Texas State Bar No. 00787165
Email: rcbunt@pbatyler.com
Charles Ainsworth
Texas State Bar No. 00783521
Email: charley@pbatyler.com
PARKER, BUNT & AINSWORTH, P.C.
100 East Ferguson, Suite 1114
Tyler, Texas 75702
Telephone: 903.531.3535
Telecopier: 903.533.9687

ATTORNEYS FOR PLAINTIFF LEIDOS, INC.

/s/
ANDY TINDEL (Lead Counsel)
State Bar No. 20054500
MT2 LAW GROUP
Mann | Tindel | Thompson
112 East Line Street, Suite 304
Tyler, Texas 75702
Telephone: 903.596.0900
Facsimile: 903.596.0909
Email: atindel@andytindel.com

Of Counsel:

DONALD URRABAZO
California State Bar No. 189509
ARTURO PADILLA
California State Bar No. 188902
URRABAZO LAW, P.C.
2029 Century Park East, 14th Floor
Los Angeles, CA 90067
Direct: 310.388.9099
Facsimile: 310.388.9088
Email: durrabazo@ulawpc.com
Email: apadilla@ulawpc.com

ATTORNEYS FOR PLAINTIFF LEIDOS, INC., FORMERLY KNOWN AS SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

CERTIFICATE OF SERVICE

The undersigned certifies that the foregoing document was filed electronically in compliance with Local Rule CV-5(a).  As such, this document was served on all counsel who have consented to electronic service on this 17th day of December, 2014.  Local Rule CV-5(a)(3)(A).

/s/ Jason D. Cassady
Jason D. Cassady

IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF TEXAS TYLER DIVISION

VIRNETX, INC. and LEIDOS, INC., Plaintiffs, v. MICROSOFT CORPORATION, Defendant.	§ § § § § § § § § § §	Civil Action No. 6:13-cv-00351 JURY TRIAL DEMANDED

[PROPOSED] ORDER OF DISMISSAL

On this day came on to be heard the parties’ Joint Motion to Dismiss, and the Court having considered same, is of the opinion the dismissal should be GRANTED.

IT IS THEREFORE ORDERED that all claims asserted against Microsoft Corporation (“Microsoft”) in this action are dismissed with prejudice.

  Microsoft’s affirmative defenses and counterclaims of (i) non-infringement and invalidity and (ii) unenforceability in this action are dismissed without prejudice.  Microsoft’s other counterclaims in this action are dismissed with prejudice.

Each party shall bear its own costs, expenses, and attorney’s fees.

This is a final judgment.